OTHER LONG TERM ASSETS (Schedule of Other Long Term Assets) (Details) - USD ($) $ in Thousands		Dec. 31, 2018	Dec. 31, 2017
Miscellaneous non-current assets [abstract]
Distribution right	[1]	$ 123
Long term pre-paid expenses		51	49
Total long term pre-paid expenses		$ 174	$ 49

[1]	During 2018 the Company entered into agreement to obtain the distribution right of a certain therapeutic product to be distributed in Israel, subject to Israeli Ministry of Health ("IL MOH") marketing approval. Pursuant to the agreement, the Company was required to make certain upfront and milestone payments. These payments are accounted for as long term assets through obtaining IL MOH marketing authorization, and it will be amortized during the product's economic useful life.